Exhibit 10.2

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”).  Such portions have been redacted and are marked with a “[***]” in the place of the redacted language.  The redacted information has been filed separately with the Commission.

3050 Spruce Street, St. Louis, MO 63103 USA

Tel: (800) 521-8956  (314) 771-5765     Fax: (800) 325-5052  (314) 771-5757

July 26, 2016

Curt Herberts

Vice President & Head of Corporate Development

Sangamo BioSciences, Inc.

501 Canal Boulevard, Suite A

Richmond, CA 94804

Re:	Consent to Sublicense

Dear Mr. Herberts:

Reference is made to the License Agreement dated July 10, 2007 between Sangamo BioSciences, Inc. (“Sangamo”) and Sigma-Aldrich Co. (“Sigma”) (as amended, the “Agreement”).   Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

Concurrent with the execution of this letter by the Parties, Sigma is entering into a Non-Exclusive License Agreement with [***] Sciences, Inc. (“[***]”) (“[***] License Agreement”) in the form attached hereto as Exhibit A, that includes a non-exclusive sublicense of Sigma’s rights under the Agreement to certain of Sangamo’s intellectual property rights with respect to zinc finger proteins.

Sigma hereby seeks Sangamo’s consent and agreement to such sublicense to [***].  Specifically, Sangamo agrees that:

(a) Sangamo hereby consents to the [***] License Agreement and confirms that the [***] License Agreement complies with the requirements of Section 2.2 of the Agreement (or to the extent that the [***] License Agreement does not so comply, Sangamo waives such requirement);

(b) [***] and its Affiliates and their sublicensees may grant further sublicenses under and pursuant to the terms of the [***] License Agreement without Sangamo’s prior written approval; and

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

DB2/ 30707730.1

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”).  Such portions have been redacted and are marked with a “[***]” in the place of the redacted language.  The redacted information has been filed separately with the Commission.

(c) (i) in the event of termination of the licenses granted to Sigma in the Agreement during the term of the [***] License Agreement, and

(ii) where such termination does not result from any material breach by [***] or its Affiliates, sublicensees or further sublicensees (whether direct or indirect) of [***]’s obligations under the [***] License Agreement or of the obligations specified in Section 2.2 of the [***] License Agreement as required to be included in sublicenses, then Sangamo will grant [***] a direct license effective as of the effective date of such termination of Sigma’s licenses as a substitute for [***]’s sublicenses from Sigma to such licenses granted by Sigma under the [***] License Agreement (which sublicenses are automatically terminated by the termination of the Agreement), and Sangamo and [***] will promptly enter into a written agreement documenting such direct license.  Such direct license shall be (i) of the same scope as the sublicense granted by Sigma to [***] under the [***] License Agreement, except to the extent that the license granted by Sigma to [***] under the [***] License Agreement is broader than the license granted by Sangamo to Sigma under the Agreement, (ii) subject to the same reservation of rights as specified in the [***] License Agreement, and (iii) subject to the same terms and conditions as the [***] License Agreement (including the payment obligations set forth in Article 3 of the [***] License Agreement), except that [***] shall owe all such obligations to Sangamo rather than Sigma, and Sangamo shall not have any obligations to [***] under such direct license other than with respect to confidentiality and the grant of such direct license.

Sigma agrees that it will be responsible to Sangamo for all sublicenses granted by [***] or its Affiliates or their sublicensees or further sublicensees (whether direct or indirect) as if such sublicenses were granted directly by Sigma.  Without limiting the foregoing, Sigma shall (1) ensure that each such sublicense complies with (x) the applicable terms and conditions of the Agreement as if the sublicensees of [***], its Affiliates and their sublicensees and further sublicensees (whether direct or indirect) were direct sublicensees of Sigma (including without limitation, the applicable terms of Section 2.2 (to the extent not expressly waived by Sangamo in this Consent)) as well as with (y) Section 2.5 of the [***] License Agreement and Exhibit B of the [***] License Agreement, in both cases as if the sublicensees of [***], its Affiliates and their sublicensees and further sublicensees (whether direct or indirect) were [***], (2) be responsible for its payment obligations under the Agreement (including without limitation, Section 7.10(b), which shall be deemed to apply to payments arising from any and all sublicenses granted by [***] or its Affiliates, their sublicensees and further sublicensees (whether direct or indirect) and such entities shall be deemed to be Sublicensees) that result from the grant of any such sublicense and (3) indemnify the Sangamo Indemnitees in accordance with the Agreement as if the sublicensees of [***], its Affiliates and their sublicensees and further sublicensees (whether direct or indirect) were direct sublicensees of Sigma.

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

DB2/ 30707730.1

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”).  Such portions have been redacted and are marked with a “[***]” in the place of the redacted language.  The redacted information has been filed separately with the Commission.

Sangamo and Sigma each agree that [***] and its Affiliates are designated third party beneficiaries of this consent and agree that as designated third party beneficiaries [***] and its Affiliates each have the right to take any actions and steps available to any of them as a third party beneficiary in law and/or in equity to enforce compliance by Sangamo and Sigma with the obligations set forth in this consent.

If Sangamo is in agreement with the foregoing, please so indicate by signing below.

Sincerely,

SIGMA-ALDRICH CO.

By:	/s/ Stephanie J. Seiler
Name:	Stephanie J. Seiler
Title:	Head of Business Development

Agreed to and acknowledged by:

SANGAMO BIOSCIENCES, INC.

By:	/s/ Curt A. Herberts
Name:	Curt A. Herberts
Title:	VP, Corporate Development

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

DB2/ 30707730.1

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”).  Such portions have been redacted and are marked with a “[***]” in the place of the redacted language.  The redacted information has been filed separately with the Commission.

Exhibit A

[***] License Agreement

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

4

DB2/ 30707730.1